 \

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) September 9, 2008
World Financial Network Credit Card Master Note Trust
(Issuing Entity)
World Financial Network Credit Card Master Trust
(Issuer of Collateral Certificate)
WFN Credit Company, LLC
(Depositor)
World Financial Network National Bank
(Sponsor)

(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor
as Specified in their respective Charters)
Delaware

(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-133170	31-1772814

(Commission File Numbers for Registrant	(Registrants’ I.R.S. Employer Identification Nos.
and Issuing Entity, respectively)	for Registrant and Issuing Entity, respectively)

220 West Schrock Road, Westerville, Ohio	43081

(Address of Principal Executive Offices)	(Zip Code)
(614) 729-5044

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     The Registrant is filing the exhibits listed in Item 9.01(d) below in connection with the issuance of Series 2008-A, Class A Asset Backed Notes, Series 2008-A, Class M Asset Backed Notes, Series 2008-A, Class B Asset Backed Notes and Series 2008-A, Class C Asset Backed Notes by World Financial Network Credit Card Master Note Trust, described in the Prospectus dated September 3, 2008 and the Prospectus Supplement dated September 9, 2008.

Item 9.01. Financial Statements and Exhibits.
(a)   Not applicable.
(b)   Not applicable.
(c)   Not applicable.
(d)   Exhibits.

Exhibit No.	Document Description
5.1	Opinion of Mayer Brown with respect to legality

8.1	Opinion of Mayer Brown with respect to tax

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFN CREDIT COMPANY, LLC as depositor

By:	/s/ Daniel T. Groomes

Name:	Daniel T. Groomes
Title:	President
Dated: September 9, 2008